Exhibit 99.1

KeyBanc Basic Materials Conference Carpenter Technology Corporation September 14, 2016

Cautionary Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended June 30, 2016, and the exhibits attached to that filing. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, industrial, transportation, consumer, medical, and energy, or other influences on Carpenter’s business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter to achieve cash generation, growth, earnings, profitability, cost savings and reductions, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the degree of success of government trade actions; (7) the valuation of the assets and liabilities in Carpenter’s pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter’s manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; and (16) the success of actions taken to reduce costs associated with retirement and pension plans. Any of these factors could have an adverse and/or fluctuating effect on Carpenter’s results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter undertakes no obligation to update or revise any forward-looking statements. Non-GAAP Financial Measures Some of the information included in this presentation is derived from Carpenter’s consolidated financial information but is not presented in Carpenter’s financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. 2

Established Leader in High-End Specialty Alloys Market position supported by high barriers to entry and 125+ years of metallurgical expertise Preferred solutions provider for critical end-use applications Profitable business model diversified by product, customer and market Solid liquidity position and consistent capital return program Positioned for margin growth via scalable infrastructure, strategic investments and execution of Carpenter Operating Model 3

Target High End of Specialty Steel Market Global Steel Production (volume) Specialty Steel Market 100% Ni .2% 90% ial Alloy % 80% ss Long 4% <1% of total steel market 70% Bearing % 60% ess Flat 20% 50% 40% 30% r Alloy Steels 9% 20% 10% 0% Source: SMR GmbH, 2012 (Note: Excludes Ti and Powder Metal) 4 Specialty Steel Market0 9%Spec <2 Stainle 5 Stainl Othe 6 Carbon Steel 91%

Participate in Attractive End-Use Markets Industrial & Consumer 17% 7% Distribution FY16 Net Sales $1.8B Transportation of 7% 54% 7% Medical Aerospace & Defense Energy 5

Fiscal Year 2016 Summary annual savings advanced solutions process solutions $139 million 6 Strengthened Carpenter team and actively managed business during challenging market environment Execution of Carpenter Operating Model supported enhanced margins, working capital efficiencies and better manufacturing processes Focused cost reduction efforts delivered $78 million in year-over-year Realigned commercial team to leverage full Carpenter portfolio to deliver Continued to invest in development of next-generation technologies and Generated cash flow from operations of $257 million, free cash flow of Returned $159 million to shareholders - $124 million in share repurchases and $35 million in dividends Maintained solid liquidity position with improved working capital management and reduced capital expenditures Solid Progress in Setting Stage for Growth and Enhanced Profits Through Initiation of Carpenter Operating Model and Realignment of Commercial Organization

Fiscal Year 2016 Adjusted Operating Income Bridge Operating Income excluding Pension EID, Restructuring Charges and Special Items* Operating Income: $111.5 Operating Income: $51.6 * Detailed schedule included in Non-GAAP Schedules in Appendix 7 Cost reduction efforts largely offset impact of volume decline

Operating Segments Performance Engineered Products (PEP) Specialty Alloys Operations (SAO)  Differentiated solutions including Dynamet titanium, Carpenter Powder Products, Amega West and Distribution businesses Major premium alloy and stainless steel manufacturing operations Integrated approach aimed at optimizing system-wide efficiency and profitability Sales Breakdown - FY16 $0.3B Sales Breakdown FY16 $1.5B Consumer 11% Energy 14% 2% 8 Aerospace & Defense 27% Distribution 33% Industrial & TransportationMedical 13% Industrial &Aerospace & Consumer 19%Defense 60% Transportation 10% Medical 5% Energy 6%

Aerospace & Defense End-Use Market Positioned for Continued Growth 1) Solid long-term growth potential given high performance materials used for critical applications Well positioned for transition to new engine platforms and ready for market pull Fastener activity continues to be impacted by supply chain adjustments Athens facility to provide advanced capabilities to support streamlined supply requirements for performance materials 2) 3) 4) Engines Structurals Fasteners 9 Market leader Capacity investment to meet strong growth demand Avionics, landing gear and slat & flap tracks Prime directed buy and sales through tiered suppliers Healthy position on legacy and new engine platforms Products include disks, rings & casings, bearings and shafts

Transportation and Medical End-Use Markets Transportation: Industry Trends Support Growth Potential 1) 2) Market possesses strong long-term growth potential Products deliver against critical OEM needs driven by increasingly stricter emissions requirements Working to expand applications and revenue streams via adjacent markets 3) Structural Engines Medical: Improving Product Mix 1) 2) 3) Steady demand for premium titanium, nickel and cobalt materials Opportunities to further grow sales for higher end applications Pricing pressure on lower-end titanium and stainless materials Surgical Dental Cardiology Orthopedics Diagnostics 10 Instruments Instruments  Oxygen Sensors Fuel Injectors  Engine Valves Turbo Chargers  Suspension

Energy and Industrial & Consumer End-Use Markets Energy: Positioning for the Recovery 1) 2) 3) High durability and corrosion resistant products deliver strategic value to customers Focused on extending service offerings and positioning business for recovery Adjusting costs, building customer relationships and continuing Athens qualifications Completions Power Generation Drilling & Exploration  Tools, machining services and Industrial & Consumer: Strong Mix in Pressured Market 1) 2) Specialty alloys and engineered materials used in wide variety of applications Overall sales continue to be impacted by energy exposure partially offset by stable consumer demand across several product groups Industrial Consumer 11  Sporting goods, electronics and knives/food processing  Fittings, valves and stainless fasteners  Materials (primarily non-mag) equipment rentals  Gas and steam turbines  Well heads and tubing hangers  Materials (Ni alloys; powder)

Income Statement Summary Change *Detailed schedule included in Non-GAAP Schedules in Appendix 12 End-use market diversification and operating model execution delivered strong Q4 results $ Millions , except pounds and per-s hare am ounts Q4-15 Q3-16 Q4-16 Sequential Pounds ('000) Net Sales Sales ex. Surcharge * Gross Profit Selling, General and Administrative Expenses Special Items * Operating Income (Loss) Operating Income ex. Pension EID and Special Items * % of Sales ex. Surcharge Effective Tax Rate Net Income (Loss) Diluted Earnings (Loss) per Share Adjusted Diluted Earnings per Share * 68,972 61,338 65,870 457.7 405.7 73.5 44.3 2.1 29.2 36.1 8.9% 36.1% 14.9 $0.32 $0.35 4,532 1.4 3.3 26.0 2.6 (52.6) 53.5 0.9 0.2% 8.5% 38.8 $0.83 558.0 463.0 88.4 45.2 6.3 39.5 48.2 10.4% 32.4% 22.5 $0.44 $0.52 456.3 402.4 47.5 41.7 54.7 (24.3) 35.2 8.7% 27.6% (23.9) ($0.51) $0.30 $0.05

Cash Flow Summary The clerical accuracy of certain amounts may be impacted due to rounding. *Detailed schedule included in Non-GAAP Schedules in Appendix 13 Nearly doubled Free Cash Flow Cash Available Borrowing Under Credit Facility 70 31212382 493453468493 493 Total Liquidity 563 524474491575 $ MillionsFY15Q1Q2Q3Q4FY16 Net Income + Non-cash Items Inventory Working Capital / Other Total Net Working Capital / Other Pension Plan Contributions Net Cash from Operating Activities Purchases of property, equipment and software Dividends paid Proceeds from sale of equity method investment Other 313 36 (59) 54616468 (33)(2)1720 21(29)(15)32 247 2 8 (23) (7) (12)(31)252 0000 10 0 283 (171) (38) 0 0 423066120 (30)(20)(17)(29) (9)(9)(8)(9) 0060 4101 257 (95) (35) 6 6 Free Cash Flow * 74 724783 139

SAO Segment Summary

Q4 Operating Results					
	Q4-15	Q3-16	Q4-16	vs PY	vs Q3
Pounds ('000)	66,598	59,082	63,606	(2,992)	4,524
Net Sales ($M)	452.6	370.5	374.3	(78.3)	3.8
Sales ex. Surcharge ($M)	357.1	316.5	322.3	(34.8)	5.8
Operating Income ($M)	49.2	45.6	48.6	(0.6)	3.0
% of Net Sales	*10.9%*	*12.3%*	*13.0%*	*2.1%*	*0.7%*
% of Sales ex. Surcharge	*13.8%*	*14.4%*	*15.1%*	*1.3%*	*0.7%*

Q4 Business Results

- Year-over-year (YOY) volume decline driven by continued weakness in oil & gas
- Increased operating margins YOY driven by 10% improvement in variable manufacturing cost resulting from execution of Carpenter Operating Model
- Higher sequential volume driven by increased Industrial & Consumer sales

Q1 Outlook

- Normal volume seasonality with YOY decline in energy to mute growth in other end-use markets
- Continued focus on cost discipline and execution of Carpenter Operating Model

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CARPENTER | WHEN PERFORMANCE IS EVERYTHING

PEP Segment Summary versus Q4-16 * Pounds related to manufactured tons for Dynamet and Carpenter Powder Products only 15 Q1 Outlook  Operating income expected to follow traditional seasonality in demand for Titanium products • Oil & gas demand expected to remain relatively flat • Concentrating on strengthening customer relationships while aggressively managing costs Q4 Business Results  Sales and operating income down year-over-year (YOY) primarily influenced by: Weak oil & gas demand due to reduced drilling activity Lower demand for powder products Aerospace supply chain adjustments during FY 2016  Sequential sales and operating income consistent with Q3-16 Q4 Operating Results Q4-15 Q3-16 Q4-16 vs PY vs Q3 Pounds* ('000) 4,200 2,774 Net Sales ($M) 113.6 91.4 Sales ex. Surcharge ($M) 113.3 91.2 Operating Income ($M) 8.3 (0.9) 3,096 90.4 90.2 (1.3) (1,104) 322 (23.2) (1.0) (23.1) (1.0) (9.6) (0.4) % of Net Sales 7.3% -1.0% % of Sales ex. Surcharge 7.3% -1.0% -1.4% -1.4% -8.7% -0.4% -8.7% -0.4%

Pension Freeze Announcement

- Effective December 31, 2016, General Retirement Plan ("GRP") frozen with no additional service accruals
  - GRP currently includes approximately 1,900 current salaried and hourly employees
- Decision consistent with focus on addressing cost basis and aggressively managing business
- Approximately $40 – 45* million reduction in annual net pension expense inclusive of incremental defined contribution plan costs
  - Annual pension service cost reduction net of incremental defined contribution plan costs of ~$15 million
  - Non-cash charge of less than $1 million in Q1-17
- Voluntarily contribution of $100 million to GRP within 60 days
- Post pension freeze and voluntary contribution, pension plan funded status expected to improve ~$200 million*

Significant action to address cost structure and strengthen balance sheet

* Current estimate based June 30, 2016 valuation assumption estimates – re-measurement to occur as of September 30, 2016

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CARPENTER | WHEN PERFORMANCE IS EVERYTHING

Selected Fiscal Year 2017 Guidance * As a result of the pension freeze that will be effective December 31, 2016, we currently expect a reduction in net pension expense to be realized in the second half of fiscal year 2017. The actual net pension expense that will be recorded is subject to the results of the re-measurement calculations to be performed in the first quarter of fiscal year 2017. The reduction in net pension expense excludes the expected incremental defined contribution plan costs of approximately $5 million in the second half of fiscal year 2017. 17 $ Millions FY16 FY17 FY17 Update Depreciation and Amortization Interest Expense, net Net Pension Expense Pension Contributions Effective Tax Rate Capital Expenditures 119 ~120 28 ~32 54 69 39 - 44* 0 1 100 47% 28% - 30% 95 ~120

Investing in the Future 18 Powder Products Powder Products Capabilities One of the world’s largest suppliers of spherical gas atomized metal powders Manufacturing facilities: Pennsylvania, Rhode Island, Alabama and Sweden Currently producing superalloy powder in Athens facility Powder Products Opportunity Additive manufacturing represents major growth opportunity across end-use markets Expected to be one of the fastest growing segments in overall metals market Athens Facility Achievements to Date Facility is fully operational 99% of customer site non-VAP certifications complete 83% of Oil & Gas qualifications achieved Continue to expand range of products approved for manufacturing Two VAP qualifications completed for nickel superalloy used for aerospace rings Looking Forward CY 2016 – finalize internal development processes and work with customers on VAP qualifications CY 2017 - achieve most stringent aerospace engine parts qualifications from customers and their supply chain partners VAP: Vendor Approved Process

Investment Summary $40 - $45 million annual savings starting second half FY17 for select end-use markets efficiencies and process improvements revenue opportunities across all end-use markets spending discipline 19  Continued focus on actively managing our business and optimizing our long-term cost structure  Pension freeze latest action to improve competiveness with  Delivering strong results and cash flow despite volatile climate  Executing on Carpenter Operating Model to drive further  Realigned commercial team actively working to expand  Maintaining focus on working capital efficiency and capital  Investment in new technologies and process solutions will enable the organization to capitalize on market recovery Well Positioned as Preferred Solutions Provider for High-end Premium Alloy Markets; Poised for Revenue and Margin Growth as Markets Recover

Appendix of Non-GAAP & Supplemental Schedules

Non-GAAP Schedules (Unaudited)

Adjusted Earnings Per Share

$ Millions except per share amounts	Q4-15	Q3-16	Q4-16	FY15	FY16
Net Income (Loss)	22.5	(23.9)	14.9	58.7	11.3
Diluted Earnings (Loss) Per Share	0.44	(0.51)	0.32	1.11	0.23
Excess Inventory Write-down	-	14.7	-	-	14.7
Restructuring and Asset Impairment Charges	2.4	12.0	-	18.9	12.3
Goodwill Impairment	-	9.3	-	-	9.3
Consulting Costs*	1.7	1.4	1.4	3.3	6.0
Legal Settlement	-	-	-	(2.9)	-
Income Tax Items**	-	0.8	-	-	2.8
Impact of Tax Law Change	-	-	-	1.6	(0.8)
Special Items	**4.1**	**38.2**	**1.4**	**20.9**	**44.3**
Net Income excluding Special Items	26.6	14.3	16.3	79.6	55.6
Adjusted Diluted Earnings per Share	**0.52**	**0.30**	**0.35**	**1.51**	**1.16**

* Beginning in Q1-17, consulting costs of $2.1 million per quarter will no longer be added back as a special item.

** Discrete income tax benefit recorded in Q2-16 as a result of a tax law change. Discrete income tax charge recorded in Q3-16 as a result of sale of equity method investment in India.

Management believes that earnings per share adjusted to exclude the impact of restructuring and asset impairment charges, goodwill impairment and other special items is helpful in analyzing the operating performance of the Company, as these costs are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

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CARPENTER | WHEN PERFORMANCE IS EVERYTHING

Non-GAAP Schedules (Unaudited)

Operating Income And Margin Excluding Surcharge Revenue, Pension Earnings, Interest and Deferrals "Pension EID", and Special Items

	Q4-15	Q3-16	Q4-16	FY15	FY16
Net sales	558.0	456.3	457.7	2,226.7	1,813.4
Less: surcharge revenue	95.0	53.9	52.0	414.9	240.8
Net Sales Excluding Surcharge	**463.0**	**402.4**	**405.7**	**1,811.8**	**1,572.6**
Operating income (loss)	39.5	(24.3)	29.2	111.5	51.6
Pension EID	2.4	4.8	4.8	9.4	19.3
Operating Income (Loss) Excluding Pension EID	**41.9**	**(19.5)**	**34.0**	**120.9**	**70.9**
Excess inventory write-down	-	22.5	-	-	22.5
Restructuring and asset impairment charges	3.7	17.6	-	29.1	18.0
Goodwill impairment	-	12.5	-	-	12.5
Consulting costs	2.6	2.1	2.1	5.1	9.3
Special Items	6.3	54.7	2.1	34.2	62.3
Operating Income Excluding Surcharge, Pension EID and Special Items	**48.2**	**35.2**	**36.1**	**155.1**	**133.2**
Operating Margin	**7.1%**	**-5.3%**	**6.4%**	**5.0%**	**2.8%**
Operating Margin Excluding Surcharge, Pension EID and Special Items	**10.4%**	**8.7%**	**8.9%**	**8.6%**	**8.5%**

Management believes that removing the impacts of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of pension EID, which may be volatile due to changes in the financial markets, is helpful in analyzing the true operating performance of the Company.

Management believes that removing the impact of restructuring and asset impairment charges, goodwill impairment, excess inventory write-down and other special items is helpful in analyzing the operating performance of the Company, as these costs are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

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Non-GAAP Schedules (Unaudited) Free Cash Flow Management believes that the free cash flow measure provides useful information to investors regarding our financial condition because it is a measure of cash generated which management evaluates for alternative uses. 23 $ MillionsQ4-15Q4-16 FY15FY16 Net cash provided from operating activities Purchases of property, equipment and software Proceeds from disposals of property and equipment and assets held for sale Proceeds from the sale of equity method investment Dividends paid Other 134.1 (18.3) - - (9.1) - 119.7 (29.1) 1.1 - (8.5) - 282.6 (170.5) 0.2 - (37.9) - 256.9 (95.2) 1.4 6.3 (34.8) 4.0 Free Cash Flow 106.7 83.2 74.4 138.6

Supplemental Schedule (Unaudited) Net Sales By End-Use Market In the quarter ended June 30, 2016 in connection with our commercial organization realignment, we changed the manner in which sales are classified by end-use market so that we could better evaluate our sales results from period to period. All prior period amounts have been reclassified to conform to the current presentation. 24 $ MillionsQ4-15Q3-16Q4-16FY15FY16 Aerospace and Defense Energy Transportation Medical Industrial and Consumer Distribution Net sales excluding surcharges Surcharge revenue Net sales 224.9 48.7 33.5 33.9 88.4 33.6 208.4 33.3 34.7 30.2 65.0 30.8 219.3 23.5 33.2 30.1 70.6 29.0 823.5 245.0 130.9 118.5 358.3 135.6 823.1 115.3 136.8 114.5 265.2 117.7 463.0 95.0 402.4 53.9 405.7 52.0 1,811.8 414.9 1,572.6 240.8 558.0 456.3 457.7 2,226.7 1,813.4

Capital Structure – Strong Liquidity Position Note: Available borrowings under revolving credit facility reduced $7 million for outstanding letters of credit 25 Ample liquidity with no meaningful near-term obligations $700 $600 $500 $400 $300 $200$250 $100 $0 FY16FY17FY18FY19FY20FY21FY22FY23 Positive free cash flow in fiscal year 2016 Solid liquidity of $575 million ($82 million of cash and $493 million of available borrowings under revolving credit facility) No major debt maturities until fiscal year 2022 Revolving Credit Facility $300 $55